                                                                   Exhibit 10.15

                             CABOT INDUSTRIAL TRUST
                          1999 LONG-TERM INCENTIVE PLAN
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                             CABOT INDUSTRIAL TRUST
                          1999 LONG-TERM INCENTIVE PLAN

                                TABLE OF CONTENTS

SECTION 1       GENERAL......................................................1

         1.1.  Purpose.......................................................1
         1.2.  Participation.................................................1

SECTION 2       OPTIONS......................................................2

         2.1.  Definition....................................................2
         2.2.  Eligibility...................................................2
         2.3.  Price.........................................................2
         2.4.  Exercise......................................................3
         2.5.  Post-Exercise Limitations.....................................4
         2.6.  Expiration Date...............................................4

SECTION 3       DIVIDEND AND DISTRIBUTION EQUIVALENT UNITS...................4

         3.1.  Award of Dividend and Distribution Equivalent Units...........4
         3.2.  Terms and Conditions of Dividend and Distribution
               Equivalent Units..............................................5

SECTION 4       SHARE AWARDS.................................................6

         4.1.  Definition....................................................6
         4.2.  Eligibility...................................................6
         4.3.  Terms and Conditions of Awards................................6

SECTION 5       OPERATION AND ADMINISTRATION.................................7

         5.1.  Effective Date................................................7
         5.2.  Shares and Units Subject to Plan..............................7
         5.3.  Reservation of Shares.........................................8
         5.4.  Adjustment....................................................8
         5.5.  Individual Limits on Awards...................................8
         5.6.  Limitation on Grant of Awards.................................9
         5.7.  Change in Control.............................................9
         5.8.  Limit on Distribution........................................10
         5.9.  Performance-Based Compensation...............................10
         5.10.  Withholding.................................................11
         5.11.  Transferability.............................................11
         5.12.  Notices.....................................................11
         5.13.  Form and Time of Elections..................................11
         5.14.  Agreement with REIT or Related Company......................11
         5.15.  Limitation of Implied Rights................................12
         5.16.  Evidence....................................................12
         5.17.  Action by REIT or Related Company...........................12
         5.18.  Gender and Number...........................................12

SECTION 6       COMMITTEES..................................................13

         6.1.  Administration...............................................13
         6.2.  Selection of REIT Committee..................................13
         6.3.  Powers of Committee..........................................13
         6.4.  Delegation by Committee......................................14
         6.5.  Information to be Furnished to Committees....................14
         6.6.  Liability and Indemnification of Committees..................14

SECTION 7       AMENDMENT AND TERMINATION...................................15

                             CABOT INDUSTRIAL TRUST
                          1999 LONG-TERM INCENTIVE PLAN

                                    SECTION 1
                                     GENERAL

      1.1. Purpose. The Cabot Industrial Trust 1999 Long-Term Incentive Plan (the "Plan") has been established effective December 22, 1999 (the "Effective Date") by Cabot Industrial Trust, a Maryland real estate investment trust (the "REIT") to:

      (a) attract and retain employees and other persons providing services to the REIT and the Related Companies (as defined below);

      (b) motivate Participants (as defined in subsection 1.2), by means of appropriate incentives, to achieve long-range goals;

      (c) provide incentive compensation opportunities that are competitive with those of other corporations and real estate investment trusts; and

      (d) further identify Participants' interests with those of the REIT's other shareholders through compensation that is based on the value of the REIT's common shares;

and thereby promote the long-term financial interest of the REIT and the Related Companies, including the growth in value of the REIT's equity and enhancement of long-term shareholder return. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), with respect to the REIT or any affiliate of the REIT which is designated as a Related Company by the REIT Committee (as defined in subsection
6.1 below), including Cabot Industrial Properties, L.P. (the "Partnership") and Cabot Advisors, Inc. (the "Management Company"). The Plan is intended to be a broadly-based plan within the meaning of the shareholder approval policy of the New York Stock Exchange listing requirements in which all employees of the REIT and the Related Companies shall be eligible to participate.

      1.2. Participation. Subject to the terms and conditions of the Plan, the Committees (as described in Section 6) shall determine and designate, from time to time, from among the Eligible Individuals (as defined below), those persons who will be granted one or more awards under Sections 2, 3 or 4 of the Plan (an "Award"), and thereby become "Participants" in the Plan. In the discretion of the granting Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Except as otherwise agreed by the REIT and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the REIT or the Related Companies. For purposes of the Plan, the term "Eligible Individual" shall mean any employee, officer, consultant, adviser or member of the Board of the REIT or a Related Company; provided, however, that a member

                                    SECTION 2

                                     OPTIONS

of the Board of Trustees of the REIT (the "Board") who is not an employee of the REIT or a Related Company shall not be an Eligible Individual.

      2.1. Definitions. The grant of an "Option" under this Section 2 entitles the Participant to purchase common shares of beneficial interest of the REIT ("Shares") or units of interest in the Partnership ("Units") at a price fixed at the time the Option is granted, subject to the terms of this Section. Share Options granted under this Section will be Share Options that are Non-Qualified Options. A "Non-Qualified Option" is an Option that is not intended to satisfy the requirements of an "incentive stock option" described in section 422 of the Code.

      2.2. Eligibility. Each Committee shall designate the Participants to whom Options are to be granted under this Section and shall determine the number of Shares or Units, as applicable, subject to each such Option.

      2.3. Price. The determination and payment of the purchase price of a Share or Unit under each other Option granted under this Section shall be subject to the following:

      (a) The purchase price shall be established by the granting Committee at the time the Option is granted; provided, however, that in no event shall the price of a Share Option be less than the par value of a Share on such date.

      (b) Subject to the following provisions of this subsection, the full purchase price of each Share or Unit purchased upon the exercise of any Option shall be paid at the time of such exercise (or such later date as may be permitted by the Committee in the case of a cashless exercise) and, as soon as practicable thereafter, a certificate representing the Shares or Units so purchased shall be delivered to the person entitled thereto.

      (c) The purchase price of a Share Option shall be payable in cash or in Shares (valued at Fair Market Value as of the day of exercise) that have been held by the Participant at least six months, or in any combination thereof, as determined by the REIT Committee. The purchase price of a Unit Option shall be payable in cash or in Units (valued at Fair Market Value as of the day of exercise) that have been held by the Participant at least six months, or in any combination thereof, as determined by the REIT Committee.

      (d) The "Fair Market Value" of a Share or Unit as of any date shall be determined in accordance with the following rules:


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            (i)   If the Shares are at the time listed or admitted to trading on any stock exchange, then the Fair Market Value of a Share shall be the average of the highest and lowest sales price per Share on such date on the principal exchange on which the Shares are then listed or admitted to trading or, if no such sale is reported on that date, on the last preceding date on which a sale was so reported.

            (ii) If the Shares are not at the time listed or admitted to trading on a stock exchange, the Fair Market Value of a Share shall be the average of the lowest reported bid price and highest reported asked price of the Shares on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the REIT Committee and regularly reporting the market price of Shares in such market.

            (iii) If the Shares are not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Fair Market Value of a Share shall be as determined by the REIT Committee in good faith.

            (iv) For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value shall be the price at which such Shares are sold.

            (v) As of any date, the Fair Market Value of a Unit shall equal the Fair Market Value of a Share on such date.

      2.4. Exercise. Except as otherwise expressly provided in the Plan, an Option granted under this Section shall be exercisable in accordance with the following terms of this subsection:

      (a) The terms and conditions relating to exercise of an Option shall be established by the granting Committee, and may include, without limitation, conditions relating to completion of a specified period of service (subject to paragraph (b) below), achievement of performance standards prior to exercise of the Option or the achievement of Share ownership objectives by the Participant. The granting Committee, in its sole discretion, may accelerate the vesting of any Option under circumstances designated by it at the time the Option is granted or thereafter.

      (b) No Option may be exercised by a Participant after the Expiration Date (as defined in subsection 2.6) applicable to that Option.

      2.5. Post-Exercise Limitations. The REIT Committee, in its discretion, may impose such restrictions on Shares acquired pursuant to the exercise of a Share Option or delivered in connection with the right described in Section


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4.2(e) of the Agreement of Limited Partnership of Cabot Industrial Properties,
L.P. providing for the exchange of Units for Shares (the "Conversion Right") as it determines to be desirable, including, without limitation, restrictions relating to disposition of the Shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the REIT Committee determines to be appropriate.

      2.6. Expiration Date. The "Expiration Date" with respect to an Option means the date established as the Expiration Date by the granting Committee at the time of the grant; provided, however, that unless determined otherwise by the Committee, the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

      (a)   the ten-year anniversary of the date on which the Option is granted;

      (b) if the Participant's Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination; or

      (c) if the Participant's Date of Termination occurs for reasons other than death or Disability, the three-month anniversary of such Date of Termination.

For purposes of the Plan, a Participant's "Date of Termination" shall be the date on which he both ceases to be an employee of the REIT and the Related Companies and ceases to perform material services for the REIT and the Related Companies, regardless of the reason for the cessation; provided that a "Date of Termination" shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the REIT or the Related Company which was the recipient of the Participant's services. Except as otherwise provided by the Committee, a Participant shall be considered to have a "Disability" during the period in which he is unable, by reason of a medically determinable physical or mental impairment, to engage in the material and substantial duties of his regular occupation, which condition is expected to be permanent.

                                    SECTION 3

                   DIVIDEND AND DISTRIBUTION EQUIVALENT UNITS

      3.1. Award of Dividend and Distribution Equivalent Units. To the extent determined by an affirmative action of the granting Committee at the time an Option is awarded, a Participant who is awarded an Option under the Plan shall also be entitled to receive "Dividend Equivalent Units" with respect to a Share Option and "Distribution Equivalent Units" with respect to a Unit Option, as applicable.

      (a)   Crediting of Dividend Equivalent Units. Except to the extent

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            provided otherwise in a Participant's Option agreement, as of the last day of each calendar year, each Participant who has been awarded Dividend Equivalent Units with respect to a Share Option shall be credited with a number of Dividend Equivalent Units equal to (i) the amount the REIT Committee determines to be the average dividend yield per Share for such calendar year, reduced by the amount that the REIT Committee determines to be the S&P 500 average dividend yield for such year, multiplied by (ii) the number of Shares underlying the Participant's outstanding Share Option that are entitled to Awards under this Section 3 during such calendar year (reduced pro rata to reflect Shares underlying such Share Option that were not outstanding on the record date with respect to each dividend payment date during such year).

      (b) Crediting of Distribution Equivalent Units. Except to the extent provided otherwise in a Participant's Option agreement, as of the last day of each calendar year, each Participant who has been awarded Distribution Equivalent Units with respect to a Unit Option shall be credited with a number of Distribution Equivalent Units equal to (i) the amount the REIT Committee determines to be the average distribution per Unit for such calendar year, reduced by the amount that the REIT Committee determines to be the S&P 500 average distribution yield for such year, multiplied by (ii) the number of Units underlying the Participant's outstanding Unit Option that are entitled to Awards under this Section 3 during such calendar year (reduced pro rata to reflect Units underlying such Unit Option that were not outstanding on the date each distribution was paid during such year).

      3.2.  Terms and Conditions of Dividend and Distribution Equivalent Units.

      (a) The granting Committee shall determine whether a Dividend Equivalent Unit or a Distribution Equivalent Unit credited pursuant to subsection 3.1 shall vest over such period as may be designated by the Committee or only upon a Change in Control (as defined in subsection 5.7).

      (b) Each vested Dividend Equivalent Unit and Distribution Equivalent Unit shall entitle the holder thereof to a Share or Unit, as applicable, on the last day of the calendar year in which occurs the first of (i) the date the Participant exercises the Option with respect to which the Dividend or Distribution Equivalent Unit was awarded, (ii) the date such Option expires by reason of termination of employment, or (iii) the tenth anniversary of the date on which the Option was granted or, if later, the first anniversary of the date the Dividend or Distribution Equivalent Unit is fully vested if the holder is employed by the REIT or a Related Company on such date; provided, however, prior to the date the Shares or Units would otherwise be payable, to the extent permitted by the REIT Committee, a Participant may irrevocably elect to defer receipt of such Shares or Units until the last day of a later calendar year, but in no event later than the last day of the calendar year in which occurs the tenth anniversary of the grant of the underlying Option. Any such deferral election shall be made in such form and at such times as the Committee may determine and shall be subject to such other terms, conditions and limitations as the Committee may establish.

      (c) All Dividend Equivalent Units and Distribution Equivalent Units which are not vested upon the Participant's Date of Termination shall be forfeited.

      (d) Settlement of all Dividend and Distribution Equivalent Units shall be made in the form of whole Shares or Units, as applicable. Any fractional Shares or Units shall be settled in cash.

                                    SECTION 4

                                  SHARE AWARDS

      4.1. Definition. Subject to the terms of this Section, a Share Award under the Plan is a grant of Shares to a Participant, the earning, vesting or distribution of which is subject to one or more conditions established by the REIT Committee. Such conditions may relate to events (such as performance or continued employment) occurring before or after the date the Share Award is granted, or the date the Shares are earned by, vested in or delivered to the Participant. If the vesting of Share Awards is subject to conditions occurring after the date of grant, the period beginning on the date of grant of a Share Award and ending on the vesting or forfeiture of such Shares (as applicable) is referred to as the "Restricted Period". Share Awards may provide for delivery of the shares of Shares at the time of grant or may provide for a deferred delivery date. A Share Award may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the REIT and may, but need not, be in lieu of cash otherwise awardable under such program.

      4.2. Eligibility. The REIT Committee shall designate the Participants to whom Share Awards are to be granted and the number of Shares that are subject to each such Award.

      4.3. Terms and Conditions of Awards. Share Awards granted to Participants under the Plan shall be subject to the following terms and conditions:

      (a) Beginning on the date of grant (or, if later, the date of distribution) of Shares comprising a Share Award, and including any applicable Restricted Period, the Participant as owner of such Shares shall have the right to vote such Shares.

      (b) Payment of dividends with respect to Share Awards shall be subject to the following:

            (i) On and after the date that a Participant has a fully earned and vested right to the Shares comprising a Share Award and the Shares have been distributed to the Participant, the Participant shall have all dividend rights (and other rights) of a shareholder with respect to such Shares.

            (ii) Prior to the date that a Participant has a fully earned and vested right to the shares comprising a Share Award, the REIT Committee, in its sole discretion, may award Dividend Rights with respect to such shares.

            (iii) On and after the date that a Participant has a fully earned and vested right to the Shares comprising a Share Award, but before the Shares have been distributed to the Participant, the Participant shall be entitled to Dividend Rights with respect to such Shares, at the time and in the form determined by the REIT Committee.

            (iv) A "Dividend Right" with respect to shares comprising a Share Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a Share multiplied by the number of such Shares. Dividend Rights shall be settled in cash or in Shares valued at Fair Market Value as of the date of settlement, as determined by the REIT Committee, shall be payable at the time determined by the REIT Committee and shall be subject to such other terms and conditions as the REIT Committee may determine.

                                   SECTION 5

                         OPERATION AND ADMINISTRATION

      5.1. Effective Date. The Plan shall be effective as of the date it was adopted by the Board. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards awarded under it are outstanding and have not been exercised, terminated or expired; provided, however, that no new Awards shall be made under the Plan on or after the tenth anniversary of the date on which the Plan was originally adopted by the Board.

      5.2. Shares and Units Subject to Plan. The Shares with respect to which Awards may be made under the Plan, including Shares delivered in connection with the Conversion Right, shall be Shares currently authorized but unissued or currently held or subsequently acquired by the REIT as treasury shares, including Shares purchased in the open market or in private transactions. Subject to the provisions of subsection 5.4, the number of Shares and Units which may be issued with respect to Awards under the Plan shall not exceed 2,000,000 Shares or Units in the aggregate. Except as otherwise provided herein, any Shares or Units subject to an Award which for any reason expires or is terminated without issuance of Shares or Units (including Shares reserved in connection with the Conversion Rights of the Units and Shares or Units that are not issued because they are withheld to satisfy tax withholding) shall again be available under the Plan.

      5.3. Reservation of Shares. There shall be reserved by the REIT at all times for sale under the Plan and for exchange pursuant to a Conversion Right for a Unit received upon the exercise of a Unit Option an aggregate number of Shares equal to the maximum number of Shares and Units which may be subject to the granting of Awards under subsection 5.2.

      5.4. Adjustment. In the event the REIT Committee shall determine that any extraordinary dividend or other distribution (whether in the form of cash, Shares, Units, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares, Units or other securities, the issuance of warrants or other rights to purchase Shares, Units or other securities, or other similar corporate, trust or partnership transaction or event affects the Shares or Units with respect to which Awards have been or may be issued under the Plan, such that an adjustment is determined by the REIT Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the REIT Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares and Units that thereafter may be made the subject of Awards, (ii) the number and type of Shares and Units subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provisions for a cash payment to the holder of any outstanding Award; provided, that:

      (a) the number of Shares or Units subject to any Award shall always be a whole number; and

      (b) in the event of a merger or sale of substantially all of the assets of the REIT, the Board, in its sole discretion, may substitute awards of equal value for Awards under the Plan or cancel outstanding Awards, provided that the Participant receives an amount that the Board believes is reasonable payment therefor.

      5.5. Individual Limits on Awards. Notwithstanding any other provision of the Plan to the contrary, no Participant shall receive any Award of an Option under the Plan to the extent that the sum of:

      (a)   the number of Shares and Units subject to such Award;


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

      (b) the number of Shares and Units subject to all other prior Awards of Options under the Plan during the one-year period ending on the date of the Award; and

      (c) the number of Shares and Units subject to all other prior awards of options granted to the Participant under other plans or arrangements of the REIT or the Partnership during the one-year period ending on the date of the award;

would exceed the Participant's Individual Limit under the Plan. The determination made under the foregoing provisions of this subsection shall be based on the Shares and Units subject to the Awards at the time of grant, regardless of when the Awards become exercisable. Subject to the provisions of subsection 5.4, a Participant's "Individual Limit" shall be 500,000 Shares or 500,000 Units, or any combination of the foregoing.

      5.6. Limitation on Grant of Awards. Notwithstanding any provision of the Plan to the contrary, in no event shall an Award be granted under the Plan if the granting of such Award may, in the determination of the REIT Committee, cause the REIT to lose its status as a real estate investment trust under section 856 of the Code and applicable regulations thereunder.

      5.7. Change in Control. In the event of a Change in Control of the REIT (as defined below), all Options and related Awards which have not otherwise expired shall become immediately exercisable and all other Awards shall become fully vested. For purposes of the Plan, a "Change in Control" means the happening of any of the following:

      (a) the shareholders of the REIT approve a definitive agreement to merge the REIT into or consolidate the REIT with another entity, sell or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation, provided, however, that a Change in Control shall not be deemed to have occurred by reason of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which 50% or more of the beneficial ownership of the voting power of the REIT, the surviving corporation or corporation directly or indirectly controlling the REIT or the surviving corporation, as the case may be, is held by the same persons (as defined below) (although not necessarily in the same proportion) as held the beneficial ownership of the voting power of the REIT immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of the REIT may be a new holder of such beneficial ownership; provided, further, that any transaction described in this paragraph (a) with an "Affiliate" of the REIT (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall not be treated as a Change in Control; or

      (b) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing 25% or more of the combined voting power of the REIT is acquired, other than from the REIT, by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under an employee benefit or other similar stock plan of the REIT); or

      (c) at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the REIT's shareholders, of each new trustee was approved by a vote of at least two-thirds of the trustees still in office at the time of such election or nomination who were trustees at the beginning of such period).

      5.8. Limit on Distribution. Distribution of Shares or Units under the Plan shall be subject to the following:

      (a) Notwithstanding any other provision of the Plan, the REIT shall have no liability to deliver any Shares or Units under the Plan unless such delivery would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

      (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the REIT Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the REIT Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

      (c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares or Units, the transfer of such Shares or Units may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

      5.9. Performance-Based Compensation. To the extent that the REIT Committee determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation", as that term is used in Code section 162(m)(4)(C), it may, at or prior to the time an Award is granted, take such steps and impose such restrictions with respect to such Award as it determines to be necessary to satisfy such requirements including, without limitation:

      (a) The establishment of performance goals that must be satisfied prior to the payment or distribution of benefits under such

            Awards.

      (b) The submission of such Awards and performance goals to the REIT's shareholders for approval and making the receipt of benefits under such Awards contingent on receipt of such approval.

      (c) Providing that no payment or distribution be made under such Awards unless the REIT Committee certifies that the goals and the applicable terms of the Plan and Agreement reflecting the Awards have been satisfied.

To the extent that the REIT Committee determines that the foregoing requirements relating to Performance-Based Compensation do not apply to Awards under the Plan because the Awards constitute Options, the REIT Committee may, at the time the Award is granted, conform the Awards to alternative methods of satisfying the requirements applicable to Performance-Based Compensation.

      5.10. Withholding. All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the REIT Committee, through the surrender of Shares which the Participant already owns or to which a Participant is otherwise entitled under the Plan; provided, however, previously-owned Shares that have been held by the Participant less than six months or Shares to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law.

      5.11. Transferability. Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection, the REIT Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust or partnership for the benefit of a Participant's family), subject to such limits as the REIT Committee may establish.

      5.12. Notices. Any notice or document required to be filed with the granting Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to such Committee, in care of the REIT or the Management Company, as applicable, at its principal executive offices. Each Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

      5.13. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the applicable Committee at


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such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

      5.14. Agreement with REIT or Related Company. At the time of an Award to a Participant under the Plan, the granting Committee may require a Participant to enter into an agreement with the REIT or the Management Company, as applicable (the "Agreement"), in a form specified by the granting Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the granting Committee may, in its sole discretion, prescribe.

      5.15. Limitation of Implied Rights.

      (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the REIT or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the REIT or any Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the REIT and any Related Company. Nothing contained in the Plan shall constitute a guarantee by the REIT or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

      (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the REIT or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the REIT or as a holder of interests in the Partnership prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and Shares or Units are registered in his name.

      5.16. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

      5.17. Action by REIT or Related Company. Any action required or permitted to be taken by the REIT or any Related Company shall be by resolution of its board of trustees or directors, as applicable, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the REIT.


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

      5.18. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

      5.19. Applicable Law. The provisions of the Plan shall be construed in accordance with the laws of the State of Maryland, without giving effect to choice of law principles.

                                    SECTION 6

                                   COMMITTEES

      6.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a REIT Committee and a Management Company Committee (the "Committees") in accordance with this Section 6.

      6.2. Selection of REIT Committee. So long as the REIT is subject to
Section 16 of the Exchange Act, the REIT Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act.

      6.3. Powers of Committees. The authority to manage and control the operation and administration of the Plan shall be vested in the Committees, subject to the following:

      (a) Subject to the provisions of the Plan, the REIT Committee will have the authority and discretion to grant Share Options and Unit Options and Dividend and Distribution Equivalent Unit rights to individuals who, at the time of grant, perform services for the REIT or the Partnership, or who are officers, trustees, directors or other persons subject to Section 16(a) of the Exchange Act with respect to the REIT. The Management Company Committee shall have sole and exclusive authority to grant Share Options and Unit Options and Dividend and Distribution Equivalent Unit rights to persons who, at the time of grant, perform services for the Management Company and are not officers, trustees, directors or other persons subject to
            Section 16(a) of the Exchange Act with respect to the REIT. Each Committee shall have the authority to determine the time or times of receipt, to determine the types of Awards and the number of Shares or Units covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and to cancel or suspend Awards. In making such Award determinations, the granting Committee may take into account the nature of services rendered by the respective individual, the individual's present and potential contribution to the REIT's success and such other


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

            factors as the granting Committee deems relevant.

      (b) Subject to the provisions of the Plan, the REIT Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the REIT Committee determines to be necessary or appropriate to conform to such requirements.

      (c) Subject to the provisions of the Plan, the REIT Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

      (d) Any interpretation of the Plan by a Committee and any decision made by it under the Plan is final and binding on all persons.

      (e) Except as otherwise expressly provided in the Plan, where a Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the granting Committee may reserve the authority to have such determination made by the granting Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

      6.4. Delegation by Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange or NASDAQ (if appropriate), a Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

      6.5. Information to be Furnished to Committees. The REIT and Related Companies shall furnish each Committee such data and information as may be required for it to discharge its duties. The records of the REIT and Related Companies as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committees such evidence, data or information as the Committees consider desirable to carry out the terms of the Plan.

      6.6. Liability and Indemnification of Committees. No member or


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

authorized delegate of either Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the REIT or any Related Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a trustee or employee of the REIT or Related Company. Each Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the REIT against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

                                    SECTION 7

                            AMENDMENT AND TERMINATION

      The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 5.4 (relating to certain adjustments to shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board.


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